CLEANSING MATERIALS These materials have been prepared for the creditors (the “Creditors”) to Quorum Health Corporation (the “Company”) to whom such materials are directly addressed and delivered and may not be used of relied upon for any purpose other than as specifically contemplated by a written agreement. These materials are based on information provided by or on behalf of the Company and/or other potential transaction participants, from public sources or otherwise reviewed by us. We assume no responsibility for independent investigation or verification of such information (including, without limitation, data from third party suppliers) and have relied on such information being complete and accurate in all material respects. To the extent such information includes estimates and forecasts of future financial performance prepared by or reviewed with the management of the Company and/or other potential transaction participants or obtained from public sources, we have assumed that such estimates and forecasts have been reasonably prepared on bases reflecting the best currently available estimates and judgments of such management (or, with respect to estimates and forecasts obtained from public sources, represent reasonable estimates). No representation or warranty, express or implied, is made as to the accuracy or completeness of such information and nothing contained herein is, or shall be relied upon as, a representation, whether as to the past, the present or the future. These materials were designed for use by specific persons familiar with the business and affairs of the Company and are being furnished. These materials are not intended to provide the sole basis for evaluating, and should not be considered a recommendation with respect to, any transaction or other matter. These materials do not constitute an offer or solicitation to sell or purchase any securities and are not a commitment by us (or any affiliates) to provide or arrange any financing for any transaction or to purchase any security in connection therewith. We assume no obligation to update or otherwise revise these materials. These materials may not reflect information known to other professionals in other business areas. We do not provide legal, tax or accounting advice. Accordingly, any statements contained herein as to tax matters were neither written nor intended by us to be used and cannot be used by any taxpayer for the purpose of avoiding tax penalties that may be imposed on such taxpayer. Each person should seek legal, accounting and tax advice based on his, her or its particular circumstances from independent advisors' regarding the impact of the transactions of matters described herein. Exhibit 99.3

Quorum Summary Projections Note: Adjusted EBITDA is a non-GAAP financial measure that consists of net income (loss) before interest, income taxes, depreciation and amortization, and is adjusted to add back the effect of certain legal, professional and settlement costs, impairment of long-lived assets and goodwill, net gain (loss) on sale of hospitals, net loss on closure of hospitals, transition of TSAs, change in actuarial estimates, severance costs for post-spin headcount reductions and executive severance. Adjusted EBITDA does not include any projected costs or adjustments related to divested or closed entities.

Cleansing Materials These materials have been prepared for the creditors (the “Creditors”) to Quorum Health Corporation (the “Company”) to whom such materials are directly addressed and delivered and may not be used of relied upon for any purpose other than as specifically contemplated by a written agreement. These materials are based on information provided by or on behalf of the Company and/or other potential transaction participants, from public sources or otherwise reviewed by us. We assume no responsibility for independent investigation or verification of such information (including, without limitation, data from third party suppliers) and have relied on such information being complete and accurate in all material respects. To the extent such information includes estimates and forecasts of future financial performance prepared by or reviewed with the management of the Company and/or other potential transaction participants or obtained from public sources, we have assumed that such estimates and forecasts have been reasonably prepared on bases reflecting the best currently available estimates and judgments of such management (or, with respect to estimates and forecasts obtained from public sources, represent reasonable estimates). No representation or warranty, express or implied, is made as to the accuracy or completeness of such information and nothing contained herein is, or shall be relied upon as, a representation, whether as to the past, the present or the future. These materials were designed for use by specific persons familiar with the business and affairs of the Company and are being furnished. These materials are not intended to provide the sole basis for evaluating, and should not be considered a recommendation with respect to, any transaction or other matter. These materials do not constitute an offer or solicitation to sell or purchase any securities and are not a commitment by us (or any affiliates) to provide or arrange any financing for any transaction or to purchase any security in connection therewith. We assume no obligation to update or otherwise revise these materials. These materials may not reflect information known to other professionals in other business areas. We do not provide legal, tax or accounting advice. Accordingly, any statements contained herein as to tax matters were neither written nor intended by us to be used and cannot be used by any taxpayer for the purpose of avoiding tax penalties that may be imposed on such taxpayer. Each person should seek legal, accounting and tax advice based on his, her or its particular circumstances from independent advisors' regarding the impact of the transactions of matters described herein.

Estimated Sources & Uses and Capitalization at Effective Date Estimated Sources & Uses Note: Dollars in millions. Net of closing fees and costs. Excludes reserve for CAREs funds. ABL total capacity is $145mm. ABL Borrowing Base at close is estimated to be ~$100mm. LTM reflects April and May actuals, and June estimated. June includes proceeds from the Kentucky Medicaid settlement. Estimated Pro Forma Capitalization

CLEANSING MATERIALS These materials have been prepared for the creditors (the “Creditors”) to Quorum Health Corporation (the “Company”) to whom such materials are directly addressed and delivered and may not be used of relied upon for any purpose other than as specifically contemplated by a written agreement. These materials are based on information provided by or on behalf of the Company and/or other potential transaction participants, from public sources or otherwise reviewed by us. We assume no responsibility for independent investigation or verification of such information (including, without limitation, data from third party suppliers) and have relied on such information being complete and accurate in all material respects. To the extent such information includes estimates and forecasts of future financial performance prepared by or reviewed with the management of the Company and/or other potential transaction participants or obtained from public sources, we have assumed that such estimates and forecasts have been reasonably prepared on bases reflecting the best currently available estimates and judgments of such management (or, with respect to estimates and forecasts obtained from public sources, represent reasonable estimates). No representation or warranty, express or implied, is made as to the accuracy or completeness of such information and nothing contained herein is, or shall be relied upon as, a representation, whether as to the past, the present or the future. These materials were designed for use by specific persons familiar with the business and affairs of the Company and are being furnished. These materials are not intended to provide the sole basis for evaluating, and should not be considered a recommendation with respect to, any transaction or other matter. These materials do not constitute an offer or solicitation to sell or purchase any securities and are not a commitment by us (or any affiliates) to provide or arrange any financing for any transaction or to purchase any security in connection therewith. We assume no obligation to update or otherwise revise these materials. These materials may not reflect information known to other professionals in other business areas. We do not provide legal, tax or accounting advice. Accordingly, any statements contained herein as to tax matters were neither written nor intended by us to be used and cannot be used by any taxpayer for the purpose of avoiding tax penalties that may be imposed on such taxpayer. Each person should seek legal, accounting and tax advice based on his, her or its particular circumstances from independent advisors' regarding the impact of the transactions of matters described herein.

May Financial and Operations Review (Unaudited)

May 2020 Same-Facility Financial Summary (Unaudited)

May 2020 Same-Facility Volume Summary

May 2020 Hospital Operations Expense Summary Total COVID related expenses during May were $2.7 million. Total YTD COVID related expenses are ~$6 million.

CAREs Act (PHSSEF) Grant Fund Recognition Through May we have recognized $48 million of CAREs Act Grants as revenue ($29mm in April, $19mm in May). The foregoing tables shows multiple potential methodologies for retaining CAREs Act grants. The ultimate methodology that will be utilized remains unknown. For conservatism, the provisional methodology utilized for revenue recognition through May (Method 1) utilizes the lesser of lost revenues or lost EBITDA on an entity-by-entity basis. Method 2 utilizes the difference between actual and prior year net patient revenue after bad debt (excl. supplementals), plus COVID related expenses. Method 3 utilizes the difference between actual and budgeted net patient revenue after bad debt (excluding supplementals). This methodology was utilized in responding to the HHS information request regarding COVID impact for the general distribution ($29mm).